SOUND SHORE FUND INC.

(the “Fund”)

Supplement dated March 30, 2015

To the Prospectus and the Statement of Information (“SAI”)

of the Fund, each dated May 1, 2014

Effective April 1, 2015, the Fund’s Transfer Agent is SunGard Investor Services LLC (“SunGard”). The Fund’s address, phone number and web address will remain the same. The Fund’s Administrator will continue to be Citi Fund Services Ohio, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE